GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Small Cap Growth Fund

Institutional Class Ticker: MXMSX

Initial Class Ticker: MXMTX

(the “Fund”)

Supplement dated September 9, 2016 to the Prospectus and Summary Prospectus for the

Fund, each dated April 29, 2016 and the Statement of Additional Information

for Great-West Funds, Inc., dated April 29, 2016

Peregrine Capital Management, Inc. (“Peregrine”) currently serves as Sub-adviser to the Fund. On August 31, 2016 (the “Effective Date”), Peregrine principals purchased 100% of Peregrine from Wells Fargo & Company (the “Transaction”) and became Peregrine Capital Management, LLC.

The Transaction and the resulting change in control of Peregrine constitutes an “assignment” of the Sub-Advisory Agreement between Great-West Funds, Inc. (“Great-West Funds”) and Peregrine with respect to the Fund (the “Prior Sub-Advisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Sub-Advisory Agreement, the Prior Sub-Advisory Agreement terminates upon its assignment. Generally, an assignment requires shareholder approval of a new Sub-Advisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, Great-West Funds is permitted, under certain conditions and subject to Board approval, to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.

At an in-person meeting held on April 22, 2016, the Board of Directors of Great-West Funds approved a new Sub-Advisory Agreement between Great-West Funds and Peregrine with respect to the Fund (the “New Sub-Advisory Agreement”), which became effective on the Effective Date. Peregrine does not anticipate any change to the portfolio management team or other key personnel that provide services to the Fund as a result of the Transaction. The level and scope of services to be rendered by Peregrine under the New Sub-Advisory Agreement will also remain the same.

As of the Effective Date of the Transaction, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”):

All references to Peregrine Capital Management, Inc. are hereby deleted and replaced with Peregrine Capital Management, LLC.

In the section entitled “Management and Organization – Sub-Advisers,” on page 8 of the Prospectus, the fifth paragraph is hereby deleted in its entirety and replaced with the following:

“Peregrine Capital Management, LLC (Peregrine) is a Minnesota limited liability corporation and is registered as an investment adviser with the SEC. Its principal business address is 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402. Peregrine is directly owned by a group of key senior principals. Peregrine also provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments.”

Under the “Peregrine Capital Management, Inc.” section on page 61 of the SAI, the first and second paragraphs are hereby deleted in their entirety and replaced with the following:

“Peregrine Capital Management, LLC (“Peregrine”) serves as a Sub-Adviser to the Great-West Multi-Manager Small Cap Growth Fund pursuant to a Sub-Advisory Agreement dated July 29, 2016. Peregrine, registered as an investment adviser under the Advisers Act, is directly owned by a group of key senior principals. Peregrine is a Minnesota limited liability company with its principal business address at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

GWCM is responsible for compensating Peregrine, which receives monthly compensation for its services at the annual rate of 0.50% on the first $200 million of assets that Peregrine manages, and 0.45% on assets on all amounts over $200 million that Peregrine manages.”

In the section of the SAI titled “Material Conflicts of Interest Policy” on page 62, the second paragraph is hereby deleted.

In Appendix B of the SAI titled “Peregrine Proxy Voting” on page B-117, the phrase “(including our parent company, Wells Fargo & Co.)” in Paragraph 10 is hereby deleted.

Terms used herein but not defined shall have the meaning ascribed to them by the Prospectus, Summary Prospectus, or SAI.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 29, 2016 and the current Statement of Additional Information for Great-West Funds, Inc., dated April 29, 2016.

Please keep this Supplement for future reference.